Notes Payable	6 Months Ended
Mar. 31, 2022
Debt Disclosure [Abstract]
NOTES PAYABLE

NOTE 10 – NOTES PAYABLE

Notes payable consisted of bank notes payable of $473,238 and $2,312,556 provided by the Company to its suppliers as of March 31, 2022 and September 30, 2021, respectively. These short-term bank notes can be endorsed and assigned to suppliers as payments for purchases. The bank notes payables are generally payable within six months. These short-term notes payables are guaranteed by the bank for their full face value. In addition, the banks usually require the Company to deposit a certain amount of fund at the bank as a guarantee deposit, which is classified on the consolidated balance sheets as restricted cash.